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                                                                   Exhibit 10.31

                         CLARK MATERIAL HANDLING COMPANY

                    $20,000,000 10-3/4% Senior Notes due 2006

          $20,000,000 13% Senior Exchangeable Preferred Stock due 2007

                               PURCHASE AGREEMENT


                                                                   July 13, 1998

JEFFERIES & COMPANY, INC.
11100 Santa Monica Boulevard
10th Floor
Los Angeles, California  90025

BEAR, STEARNS & CO., INC.
245 Park Avenue
New York, New York  10167

Ladies and Gentlemen:

                  CLARK Material Handling Company, a Delaware corporation (the "ISSUER"), hereby agrees with each of you as follows:

                  1. ISSUANCE OF SECURITIES. The Issuer proposes to issue and sell to the purchasers listed on Schedule A hereto (the "PURCHASERS") (each such Purchaser in the amount set forth opposite its name on Schedule A hereto) $20,000,000 aggregate principal amount of its 10-3/4% Series C Senior Notes due 2006 (the "NOTES") and $20,000,000 aggregate liquidation preference of its 13% Senior Exchangeable Preferred Stock due 2007 (the "SENIOR PREFERRED STOCK" and, together with the Notes, the "OFFERED SECURITIES"). The Notes will be issued pursuant to an indenture (the "INDENTURE") to be dated as of July 17, 1998, between the Issuer and United States Trust Company of New York, as trustee (the "TRUSTEE"). The shares of Senior Preferred Stock will be issued pursuant to a certificate of designation of the powers, preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions thereof (the "CERTIFICATE OF DESIGNATION")

                  The Offered Securities will be offered and sold to the Purchasers pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended


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(the"ACT"). The Issuer has prepared an offering circular, dated July 14, 1998
(the "OFFERING CIRCULAR"), relating to the offer and sale of the Offered Securities (the "OFFERING").

                  The Offered Securities are being sold in connection with the acquisition of the forklift division ("SAMSUNG FORKLIFT") of Samsung Heavy Industries Co., Ltd. ("SAMSUNG") (the "ACQUISITION") pursuant to an Asset Purchase Agreement, dated as of June 5, 1998, by and between Samsung and the Issuer (the "ASSET PURCHASE AGREEMENT").

                  Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Offered Securities shall bear the following legend:

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE THAT IS THREE YEARS (OR SUCH SHORTER PERIOD THAT MAY HEREAFTER BE PROVIDED UNDER RULE 144(K) AS PERMITTING RESALES BY NON-AFFILIATES OF RESTRICTED SECURITIES WITHOUT RESTRICTION) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH CLARK MATERIAL HANDLING COMPANY (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY
                  (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT,
                  (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF

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                  A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT
                  THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR IN OFFSHORE TRANSACTIONS AND WITHOUT DIRECTED SELLING EFFORTS WITHIN THE MEANINGS OF SUCH TERMS AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR
                  (7) UNDER THE SECURITIES ACT THAT IS PURCHASING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR
                  (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S/TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D),
                  (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE/TRANSFER AGENT.

                  2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions hereof, the Issuer agrees to sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Issuer, (i) the aggregate principal amount of Notes set forth opposite such Purchaser's name on Schedule A hereto and (ii) the aggregate liquidation preference of Senior Preferred Stock set forth opposite such Purchaser's name on Schedule A hereto. The purchase price for the Notes shall be 100% of the principal amount thereof, plus accrued interest, if any, from May 15, 1998. The purchase price for the Senior Preferred Stock shall be $960 per share, plus accrued dividends, if any, from the date of issuance.

                  3. TERMS OF OFFERING. The Purchasers have advised the Issuer that the Purchasers will make offers to sell (the "EXEMPT RESALES") some or all of the Offered Securities purchased by the Purchasers hereunder on the terms set forth in the Offering

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Circular, as amended or supplemented, solely to (i) persons whom the Purchasers reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs") and (ii) a limited number of institutional "accredited investors," as defined in Rule 501(a)(1), (2), (3) or (7) under the Act ("ACCREDITED INVESTORS") (such persons specified in clauses (i) and (ii) being referred to herein as the "ELIGIBLE PURCHASERS").

                  Holders of the Notes (including subsequent transferees) will have the registration rights set forth in the registration rights agreement (the "NOTES REGISTRATION RIGHTS AGREEMENT") to be executed on and dated as of the Closing Date (defined below). Holders of the Senior Preferred Stock (including subsequent transferees) will have the registration rights set forth in the registration rights agreement (the "PREFERRED STOCK REGISTRATION RIGHTS AGREEMENT" and, together with the Notes Registration Rights Agreement, the "REGISTRATION RIGHTS AGREEMENTS"), to be executed on and dated as of the Closing Date. Pursuant to the Registration Rights Agreements, the Issuer will agree, among other things, to file with the Securities and Exchange Commission (the "COMMISSION") (i) a registration statement under the Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to, among other things, the 10-3/4% Series D Senior Notes due 2006 of the Issuer (the "EXCHANGE SENIOR NOTES"), and the 13% Series B Senior Exchangeable Preferred Stock Due 2007 of the Issuer (the "EXCHANGE SENIOR PREFERRED STOCK" and, together with the Exchange Senior Notes, the "EXCHANGE SECURITIES") identical in all material respects to the Notes and the Senior Preferred Stock (except that the Exchange Securities shall have been registered pursuant to such registration statement) to be offered in exchange for the Notes and the Senior Preferred Stock (such offer to exchange being referred to as the "REGISTERED EXCHANGE Offer") and/or (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Act (the "SHELF REGISTRATION STATEMENT") relating to the resale by certain holders of the Notes and the Senior Preferred Stock. Collectively, the Offered Securities and the Exchange Securities shall be referred to as the "SECURITIES."

                  This Agreement, the Indenture, the Certificate of Designation, the Registration Rights Agreements, the Notes, the Senior Preferred Stock, the Asset Purchase Agreement and all other documents or instruments executed by the Issuer or any of its Subsidiaries in connection with the transactions contemplated hereby and thereby are referred to herein as the "DOCUMENTS." The transactions contemplated by the Documents, including, without limitation, (a) the Offering and the use of the proceeds therefrom as described in the Offering Circular and (b) the Acquisition, are collectively referred to herein as the "TRANSACTIONS."

                  4. DELIVERY AND PAYMENT. Delivery to the Purchasers of and payment for the Offered Securities shall be made at a Closing (the "CLOSING") to be held at 9:00 a.m., New York time, on July 17, 1998 (the "CLOSING DATE") at the offices of Dechert Price & Rhoads,



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30 Rockefeller Plaza, New York, New York 10112. The Closing Date and the
location of delivery of and the form of payment for the Offered Securities may be varied by agreement between the Purchasers and the Issuer.

                  The Issuer shall deliver to the Purchasers (i) one or more certificates representing the Notes and the Senior Preferred Stock (collectively, the "GLOBAL SECURITIES"), each in definitive form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), or such other names as the Purchasers may request upon at least two business day's notice to the Issuer, in an amount corresponding to the aggregate principal amount or liquidation preference, as applicable, of the Notes and the Senior Preferred Stock sold pursuant to Exempt Resales to QIBs and (ii) one or more certificates representing the Notes and the Senior Preferred Stock (collectively, the "INDIVIDUAL SECURITIES"), each in definitive form, registered in such names and denominations as the Purchasers may so request, in an aggregate amount corresponding to the aggregate principal amount or liquidation preference, as applicable, of the Notes and the Senior Preferred Stock sold pursuant to Exempt Resales to Accredited Investors, in each case against payment by the Purchasers of the purchase price therefor by immediately available Federal funds bank wire transfer to such bank account as the Issuer shall designate at least two business days prior to the Closing. In compensation of delivery of payment by the Purchasers in same day funds, the Company hereby acknowledges that the Purchasers will deduct from the purchase price an amount equal to Jefferies and Company, Inc.'s one-day cost of funds with respect thereto.

                  The Global Securities and the Individual Securities in definitive form shall be made available to the Purchasers for inspection at the New York offices of Dechert Price & Rhoads (or such other place as shall be acceptable to the Purchasers) not later than 9:30 a.m. on the business day immediately preceding the Closing Date. For purposes of this Section 4, "business day" means each day other than Saturday or Sunday which is not a day on which banking institutions in New York are generally authorized or obligated by law to close.

                  5. AGREEMENTS OF THE ISSUER. The Issuer hereby agrees with each of the Purchasers as follows:

                           (a) The Issuer shall (i) advise the Purchasers promptly after obtaining knowledge (and, if requested by the Purchasers, confirm such advice in writing) of (A) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, or (B) the happening of any event that makes any statement of a material fact made in the Offering Circular untrue or that requires the making of any additions to or changes in the Offering Circular in



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         order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (ii) use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of any of the Securities under any state securities or Blue Sky laws; and (iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of any of the Securities under any such laws, use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                           (b) The Issuer shall (i) furnish the Purchasers, without charge, as many copies of the Offering Circular, and any amendments or supplements thereto, as the Purchasers may request and
         (ii) promptly prepare, upon the Purchasers' request, any amendment or supplement to the Offering Circular that the Purchasers deem may be reasonably necessary in connection with Exempt Resales. The Issuer hereby consents to the use of the Offering Circular, and any amendments and supplements thereto, by the Purchasers in connection with Exempt Resales.

                           (c) The Issuer shall not amend or supplement the Offering Circular prior to the Closing Date unless the Purchasers shall previously have been advised thereof and shall not have reasonably objected thereto within two business days after being furnished a copy thereof.

                           (d) So long as either of the Purchasers shall hold any Securities, (i) if any event shall occur as a result of which, in the reasonable judgment of the Issuer or the Purchasers, it becomes necessary or advisable to amend or supplement the Offering Circular in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Offering Circular to comply with applicable law, the Issuer shall forthwith prepare an appropriate amendment or supplement to the Offering Circular (in form and substance reasonably satisfactory to the Purchasers) so that (A) as so amended or supplemented the Offering Circular will not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) the Offering Circular will comply with applicable law; and (ii) if it becomes necessary or advisable to amend or supplement the Offering Circular so that the Offering Circular will contain all of the information specified in, and meet the requirements of, Rule 144(A)(d)(4) of the Act, the Issuer shall forthwith prepare an appropriate amendment or supplement to the Offering Circular (in form and substance reasonably satisfactory to the Purchasers)




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         so that the Offering Circular, as so amended or supplemented, will contain the information specified in, and meet the requirements of, such Rule.

                           (e) The Issuer shall cooperate with the Purchasers and the Purchasers' counsel in connection with the qualification of the Securities under the securities or Blue Sky laws of such jurisdictions as the Purchasers may reasonably request and continue such qualification in effect so long as reasonably required for Exempt Resales; provided, however, that the Issuer shall not be required in connection therewith to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it is not now so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

                           (f) Whether or not any of the Transactions are consummated or this Agreement is terminated, the Issuer shall pay (i) all costs, expenses and fees incident to and in connection with: (A) the preparation, printing and distribution of the Offering Circular, in each case including all amendments and supplements thereto (including, without limitation, financial statements and exhibits), and all preliminary and final Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith, (B) the printing, processing and distribution (including, without limitation, word processing and duplication costs) and delivery of, each of the Documents, (C) the issuance and delivery of the Securities, including the fees of the Trustee and the Registrar and Transfer Agent and the cost of their respective personnel, (D) the qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of the Purchasers' counsel relating to such registration or qualification), (E) furnishing such copies of the Offering Circular and all amendments and supplements thereto as may reasonably have been or be requested for use by the Purchasers, and (F) the preparation of certificates representing the Securities (including, without limitation, printing and engraving thereof); (ii) all fees and expenses of the counsel and accountants of the Issuer; (iii) all expenses and listing fees in connection with the application for quotation of the Offered Securities in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"); (iv) all fees and expenses (including fees and expenses of counsel) of the Issuer in connection with approval of the Offered Securities by DTC for "book-entry" transfer; and (v) all fees charged by rating agencies in connection with the rating of the Securities.



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                           (g) The Issuer shall use the proceeds from the sale
         of the Offered Securities in the manner described in the Offering Circular under the caption "Use of Proceeds."

                           (h) To the extent it may lawfully do so, the Issuer shall not insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension, usury or other law, wherever enacted, now or at any time hereafter in force, that would prohibit or forgive the payment of all or any portion of the principal or liquidation preference of or interest or dividends on the Securities, or that may affect the covenants or the performance of the Indenture or the Certificate of Designation. To the extent that it may lawfully do so, the Issuer hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power granted to the Trustee in the Indenture or the Registrar and Transfer Agent pursuant to the Certificate of Designation but shall suffer and permit the execution of every such power as though no such law had been enacted.

                           (i) The Issuer shall do and perform all things required to be done and performed by it under the Documents prior to and after the Closing Date.

                           (j) The Issuer shall not, and shall ensure that no affiliate (as defined in Rule 501(b) of the Act) of the Issuer will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) that would be integrated with the sale of the Offered Securities in a manner that would require the registration under the Act of the sale to the Purchasers or to the Eligible Purchasers of the Offered Securities.

                           (k) For so long as any of the Securities remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, during any period in which the Issuer is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE Act"), it shall make available, upon request, to any owner of the Securities in connection with any sale thereof and any prospective Eligible Purchaser of such Securities from such owner, the information required by Rule 144A(d)(4) under the Act.

                           (l) The Issuer shall comply with all of its agreements set forth in the representation letter of the Issuer to DTC relating to the approval of the Securities by DTC for "book-entry" transfer.



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                           (m) The Issuer shall use its best efforts to effect
         the inclusion of the Offered Securities in PORTAL.

                           (n) The Issuer shall, so long as the Securities are outstanding, and whether or not it is required to do so by the rules and regulations of the Commission, furnish to the Trustee and deliver or cause to be delivered to the holders of the Securities and each Purchaser (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Issuer were required to file such Forms, including for each a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Issuer's independent certified public accountants and (ii) all reports that would be required to be filed with the Commission on Form 8-K if the Issuer were required to file such reports. From and after the time the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is declared effective by the Commission, the Issuer will file such information with the Commission; provided, that the Commission will accept such filing.

                           (o) Except in connection with the Registered Exchange Offer or the filing of the Shelf Registration Statement, as the case may be, the Issuer shall not, and shall not authorize or knowingly permit any person acting on its behalf to (i) distribute any offering material in connection with the offering and sale of the Securities other than the Offering Circular and any amendments and supplements to the Offering Circular prepared in compliance with Section 5(c) hereof or (ii) solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (including, without limitation, as such terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

                           (p) The Issuer shall not, directly or indirectly, without the prior consent of the Purchasers, offer, sell, grant any option to purchase, or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any debt securities of the Issuer (other than any private loan, credit or financing agreement with a bank or similar institution) for a period of 180 days after the date of the Offering Circular, except as contemplated by the Registration Rights Agreements.

                           (q) For so long as either of the Purchasers shall hold any Securities, the Issuer shall promptly notify each Purchaser in writing if the Issuer or any of its Affiliates becomes a party in interest or a disqualified person with respect to any



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         funded employee benefit plan. The terms "ERISA," "Affiliates," "party in interest," "disqualified person" and "employee benefit plan" shall have the meanings as set forth in Section 6(v) hereof. Upon the request of the Issuer, each Purchaser shall promptly notify the Issuer when such Purchaser no longer owns any Securities.

                  6. REPRESENTATIONS AND WARRANTIES OF THE ISSUER. The Issuer represents and warrants to each of the Purchasers that:

                           (a) The Offering Circular as of its date did not and as of the Closing Date will not, and each supplement or amendment to the Offering Circular as of its date will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the representation and warranty set forth in this sentence does not apply to statements contained in the Offering Circular made in reliance upon and in conformity with information relating to the Purchasers furnished in writing by or on behalf of the Purchasers expressly for use therein. No injunction or order has been issued that would prevent or suspend the issuance or sale of the Securities or the use of the Offering Circular or any amendment or supplement thereto in any jurisdiction. The Offering Circular, as of its date contained, and as of the Closing Date will contain, all of the information specified in, and meet the requirements of, Rule 144A(d)(4) under the Act. Except as adequately disclosed in the Offering Circular, to the knowledge of the Issuer after due inquiry, there are no related party transactions that would be required to be disclosed in the Offering Circular if the Offering Circular were a prospectus included in a registration statement on Form S-1 filed under the Act.

                           (b) There are no securities of the Issuer registered under the Exchange Act or listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a United States automated inter-dealer quotation system.

                           (c) Each of the Issuer and each Subsidiary (as defined below) has been duly organized, is validly existing and, in the case of the Issuer, is in good standing under the laws of its jurisdiction of organization, and the Issuer and each Subsidiary has all requisite power and authority to carry on the businesses to be conducted by it upon consummation of the Acquisition as described in the Offering Circular and to own, lease and operate the properties and assets being acquired in the Acquisition. The Issuer and, to the Issuer's knowledge after due inquiry, each Subsidiary is duly qualified or licensed to do business and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of such businesses or



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         the ownership or leasing of such properties requires such
         qualification, except where the failure to be so qualified could not, singly or in the aggregate, have a material adverse effect on (i) the properties, business, prospects, operations, or condition (financial or otherwise) of the Issuer and the Subsidiaries, taken as a whole or (ii) the ability of the Issuer to perform its obligations under any of the Documents (a "MATERIAL ADVERSE EFFECT").

                           (d) Immediately following the Closing, (i) the only direct or indirect subsidiaries of the Issuer (collectively, the "SUBSIDIARIES") will be the corporations identified on Schedule 6(d), each of which is a Guarantor or Foreign Subsidiary (as defined in the Indenture), and (ii) except as set forth in Schedule 6(d), the Issuer will directly or indirectly beneficially own 100% of the outstanding shares of capital stock of each Subsidiary, free and clear of any Lien (as defined in the Indenture), except for Liens permitted under the Indenture, and all of such shares of capital stock will be duly authorized and validly issued, fully paid and nonassessable and not issued in violation of, or subject to, any preemptive or similar rights. There are no outstanding (x) securities convertible into or exchangeable for any capital stock of the Issuer or any of the Subsidiaries, (y) options, warrants or other rights to purchase or subscribe for capital stock of the Issuer or any of the Subsidiaries or securities convertible into or exchangeable for capital stock of the Issuer or any of the Subsidiaries, or (z) contracts, commitments, agreements, understandings, arrangements, calls or claims of any kind relating to the issuance of any capital stock of the Issuer or any of the Subsidiaries, any such convertible or exchangeable securities or any such options, warrants or rights, except for the Registration Rights Agreements. Except as set forth on Schedule 6(d), immediately following the Closing, the Issuer will not directly or indirectly own any capital stock or other equity interest in any other person.

                           (e) All of the outstanding shares of capital stock of the Issuer, other than the Senior Preferred Stock (which consists solely of Common Stock), have been duly authorized and validly issued, are owned beneficially and of record by CMH Holdings Corporation free and clear of Liens, are fully paid and nonassessable, and were not issued in violation of, and are not subject to, any preemptive or similar rights. The table under the caption "Capitalization" in the Offering Circular (including the footnotes thereto) adequately discloses, as of its date, the capitalization of the Issuer and its Subsidiaries on a consolidated basis, after giving effect to the Transactions, as defined in the Offering Circular. Except as set forth in such table, immediately following the Closing, neither the Issuer nor any of the Subsidiaries shall have any liabilities, absolute, accrued, contingent or otherwise, other than any such liabilities that either (x) are reflected in the Historical Financial Statements (defined below), or



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         (y) were incurred subsequent to the date thereof in the ordinary course of business and could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                           (f) Except for this Agreement and the Registration Rights Agreements, neither the Issuer nor any of the Subsidiaries has entered into any agreement (i) to register its securities under the Act or (ii) to purchase or offer to purchase any securities of the Issuer, any of the Subsidiaries or any of their respective affiliates.

                           (g) The Issuer has all requisite power and authority to enter into, deliver and perform its obligations under the Documents and to consummate the transactions contemplated hereby and thereby. The Documents (other than the Securities) have been duly and validly authorized by the Issuer, and this Agreement is, and when executed and delivered on the Closing Date each Document (other than the Securities) will be, a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except that (i) the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, fraudulent conveyance or other similar laws relating to or affecting creditors' rights generally, (ii) the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether in a proceeding in equity or at law), and (iii) in the case of the Registration Rights Agreements, rights to indemnity may be limited by state or Federal laws relating to securities or by policies underlying such laws. On the Closing Date, the Indenture, the Certificate of Designation, the Offered Securities, the Registration Rights Agreements and the Asset Purchase Agreement will conform in all material respects to the description thereof in the Offering Circular. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA"), applicable to an indenture that is required to be qualified under the TIA.

                           (h) The Notes have been duly and validly authorized by the Issuer for issuance and sale to the Purchasers pursuant to this Agreement and, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Purchasers in accordance with the terms hereof, will be legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, except that (i) the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, fraudulent conveyance or other similar laws relating to or affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether in a proceeding in equity or at law).

                           (i) The Exchange Senior Notes have been duly and validly authorized by the Issuer and, when executed, authenticated and delivered in accordance with the terms of the Indenture and the Registration Rights Agreements, will be legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, except that (i) the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, fraudulent conveyance or other similar laws relating to or affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether in a proceeding in equity or at law). The Certificate of Designation has been duly authorized by the Issuer and will be, on or prior to the Closing Date, filed with the Secretary of State of the State of Delaware. The issuance and sale of the shares of Senior Preferred Stock will be, on or prior to the Closing Date, duly authorized by the Issuer's charter documents and have been duly authorized by the Issuer and, when issued by the Issuer and paid for by the Purchasers in accordance with the terms hereof, such shares will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights. The certificate of incorporation of the Issuer, by virtue of the Certificate of Designation, will, as of the Closing Date, set forth the rights, preferences and provisions of the Senior Preferred Stock, and the holders thereof will be entitled to the benefits of the provisions set forth in the Certificate of Designation as provided therein. The issuance of the shares of Exchange Senior Preferred Stock will be, on or prior to the Closing Date, duly authorized by the Issuer's charter documents and have been duly authorized by the Issuer and, when issued by the Issuer in accordance with the terms of the Registration Rights Agreements, such shares will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights. The certificate of incorporation of the Issuer, by virtue of the Certificate of Designation, will, as of the Closing Date, set forth the rights, preferences and provisions of the Exchange Senior Preferred Stock, and the holders thereof will be entitled to the benefits of the provisions set forth in the Certificate of Designation as provided therein. United States Trust Company of New York has agreed to be the registrar and transfer agent for the Senior Preferred Stock (the "REGISTRAR AND TRANSFER AGENT").

                           (j) The 13% Subordinated Notes due 2007 of the Issuer (the "PREFERRED STOCK EXCHANGE NOTES"), on the date of issuance thereof, will be duly and validly authorized by the Issuer for issuance to the holders of shares of Preferred Stock in exchange for such shares of Preferred Stock pursuant to the Certificate of Designation and, when executed and authenticated in accordance with the terms of the indenture relating to the Preferred Stock Exchange Notes, and delivered in accordance with the terms of the Certificate of Designation, will be legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, except that (i) the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, fraudulent conveyance or other similar laws relating to or affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether in a proceeding in equity or at law).

                           (k) Neither the Issuer nor any of the Subsidiaries is
         (i) in violation of its respective charter or by-laws (collectively, "CHARTER DOCUMENTS"), other than violations with respect to Charter Documents of Subsidiaries that could not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (ii) other than violations that could not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, in violation of any Federal, state, local or foreign statute, law (including, without limitation, common law) or ordinance, or any judgment, decree, rule, regulation or order (collectively, "APPLICABLE LAW") of any government, governmental or regulatory agency or body, court or arbitrator, domestic or foreign (each, a "GOVERNMENTAL AUTHORITY"), or (iii) other than breaches or defaults that could not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, in breach of or default under (with the passage of time or otherwise) any bond, debenture, note or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other agreement or instrument to which any such person is a party or by which any of them or their respective property is bound (collectively, "APPLICABLE AGREEMENTS").

                           (l) Neither the execution, delivery or performance of the Documents by the Issuer, nor the consummation of the Transactions shall conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under, or result in the imposition of a Lien on any assets of the Issuer or any of the Subsidiaries (except pursuant to the Indenture), or result in an acceleration of indebtedness of the Issuer or any of the Subsidiaries pursuant to (i) the Charter Documents of the Issuer or any of the Subsidiaries, (ii) any Applicable Agreement, other than such breaches, violations or defaults that could not, singly or in the aggregate, result in a Material Adverse Effect, or (iii) any material Applicable Law. Immediately after giving effect to the Transactions, no Default or Event of Default (as defined in the Indenture) will exist.

                           (m) No permit, authorization, approval, consent, license or order of, or filing, registration or qualification with, any Governmental Authority (collectively,

         "PERMITS") and no approval or consent of any other person, is required in connection with, or as a condition to, the execution, delivery or performance of any of the Documents by the Issuer or the consummation of any of the Transactions, other than such Permits, approvals and consents (i) as have been made or obtained on or prior to the Closing Date, (ii) as are not required to be made or obtained on or prior to the Closing Date that will be made or obtained when required, (iii) as may be required under the rules of the NASD by reason of the action of the Purchasers, or (iv) those the failure of which to make or obtain could not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                           (n) Except as adequately disclosed in the Offering Circular, there is no action, claim, suit or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), domestic or foreign (collectively, "PROCEEDINGS"), pending or, to the knowledge of the Issuer after due inquiry, threatened against the Issuer, any Subsidiary or, to the knowledge of the Issuer after due inquiry, any other person, that either (i) seeks to restrain, enjoin, prevent the consummation of, or otherwise challenge any of the Documents or any of the Transactions, or (ii) could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Issuer nor any of the Subsidiaries is subject to any judgment, order, decree, rule or regulation of any Governmental Authority that could, singly or in the aggregate, have a Material Adverse Effect (other than any such judgments, orders, decrees, rules and regulations applicable to the industry generally).

                           (o) Immediately following the Closing, the Issuer and each of the Subsidiaries will have such Permits as are necessary to own, lease and operate the properties and to conduct the businesses described in the Offering Circular other than those the failure of which to have could not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. All such Permits are in full force and effect. No event has occurred which allows, or after notice or lapse of time would allow, the imposition of any material penalty, or the revocation or termination by the issuer thereof, or that results or will result in any material impairment of the rights of the holder of any such Permits. To the knowledge of the Issuer after due inquiry, no issuer is considering limiting, suspending or revoking any such Permit.

                           (p) Immediately following the Closing, the Issuer and the Subsidiaries (i) will have good and marketable title, free and clear of all Liens (except for Liens permitted under the Indenture), to all property and assets described in the Offering Circular as being owned by them and (ii) will enjoy, in all material respects, peaceful and undisturbed possession under all real property leases to which it is a party as lessee. Immediately following the Closing, all Applicable Agreements will be in full force and effect and legal, valid and binding obligations of the Issuer, the Subsidiaries and to the knowledge of the Issuer after due inquiry, all other parties thereto, and no default by the Issuer, any of the Subsidiaries, or to the knowledge of the Issuer after due inquiry, any other person, will have occurred or be continuing thereunder, other than such defaults that could not, singly or in the aggregate, have a Material Adverse Effect. Immediately following the Closing, the Issuer and the Subsidiaries will have insurance (including self-insurance consistent with prior practice as adequately disclosed in the Offering Circular) covering their properties, operations, personnel and businesses against such losses and risks as they reasonably deem adequate in accordance with customary industry practice.

                           (q) All tax returns required to be filed by the Issuer and the Subsidiaries in any jurisdiction (including foreign jurisdictions) have been filed and when filed by the Issuer or its Subsidiaries, as the case may be, were accurate in all material respects. All taxes, assessments, fees and other charges (including, without limitation, withholding taxes, penalties and interest) due or claimed to be due from such entities have been paid, other than those being contested in good faith by appropriate proceedings, or those that are currently payable without penalty or interest and, in each case, for which an adequate reserve or accrual has been established on the books and records of the Issuer in accordance with generally accepted accounting principles of the United States, consistently applied ("GAAP") or in respect of which the Issuer has the right to be indemnified. There is no actual or proposed additional tax assessments for any fiscal period against the Issuer or any of the Subsidiaries that could, singly or in the aggregate, have a Material Adverse Effect. The charges, accruals and reserves on the books of each of the Issuer and the Subsidiaries in respect of any income and tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined.

                           (r) Immediately following the Closing, the Issuer and each of the Subsidiaries will own, or be licensed under, and have the right to use, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "INTELLECTUAL PROPERTY") currently used in the conduct of the business as set forth in the Offering Circular. No claims have been asserted in writing or to the knowledge of the Issuer after due inquiry, otherwise by any person challenging the use of any such Intellectual Property by the Issuer or any of the Subsidiaries or questioning the validity or effectiveness of any license or agreement related thereto, there is no valid basis for any such claim (other than any claims that would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect), and the use of such Intellectual Property by the Issuer and the Subsidiaries will not infringe on the Intellectual Property rights of any other person.

                           (s) The financial statements and related notes contained in the Offering Circular (the "HISTORICAL FINANCIAL STATEMENTS") present fairly in all material respects the combined financial position, results of operations and cash flows of the entities named therein as of the respective dates and for the respective periods to which they apply and have been prepared in accordance with GAAP (except as disclosed therein) and the requirements of Regulation S-X that would be applicable if the Offering Circular were a prospectus included in a registration statement on Form S-1 filed under the Act.

                           The unaudited pro forma financial statements and related notes set forth under the caption "Unaudited Pro Forma Combined Financial Information" included in the Offering Circular (the "PRO FORMA FINANCIAL STATEMENTS" and together with the Historical Financial Statements, the "FINANCIAL STATEMENTS") (i) have been derived from the Historical Financial Statements and comply with the rules and guidelines of the Commission with respect to pro forma financial statements and (ii) in the Issuer's reasonable opinion, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions specified therein and the circumstances referred to therein. Except as adequately disclosed in the Offering Circular, the summary and selected pro forma financial data included in the Offering Circular have been derived from the Pro Forma Financial Statements.

                           All other financial data included in the Offering Circular are fairly and accurately presented in all material respects and are derived from or prepared on a basis consistent with the Historical Financial Statements and the books and records of the Issuer, except as otherwise disclosed in the Offering Circular. Price Waterhouse LLP are independent public accountants under Rule 101 of AICPA's Code of Professional Conduct and its interpretations and rulings.

                           (t) Subsequent to the respective dates as of which information is given in the Offering Circular, except as adequately disclosed in the Offering Circular, there has not been any material adverse change in the properties, business, prospects, operations or condition (financial or otherwise) of the Issuer and the Subsidiaries taken as a whole (a "MATERIAL ADVERSE CHANGE"). To the knowledge of the Issuer after due inquiry, there is no event that is reasonably likely to occur, which if it were to occur, could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, except such events that have been adequately disclosed in the Offering Circular.

                           (u) Immediately following the Closing, after giving effect to the Transactions (i) the present fair salable value of the assets of the Issuer will exceed the amount that will be required to be paid on or in respect of the then existing debts and other liabilities (including contingent liabilities) of the Issuer as they become absolute and matured and (ii) the Issuer will not have an unreasonably small capital to carry on the businesses proposed to be conducted by it. The Issuer does not intend to, and does not believe that it will, incur debts beyond its ability to pay such debts as they mature.

                           (v) Except as contemplated by this Agreement, neither the Issuer nor any of its affiliates has (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Issuer to facilitate the sale or resale of any of the Securities or
         (ii) except as disclosed in the Offering Circular, (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, any of the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Issuer.

                           (w) No registration under the Act, and no qualification of the Indenture under the TIA, was or is required for the sale of the Offered Securities to the Purchasers as contemplated hereby or for the Exempt Resales, assuming (i) that the Eligible Purchasers who buy the Offered Securities in the Exempt Resales are QIBs or institutional Accredited Investors, (ii) the accuracy of the Purchasers' representations contained herein regarding the absence of general solicitation in connection with the sale of the Offered Securities to the Purchasers and the Exempt Resales, and (iii) the accuracy of the representations made by each Accredited Investor who purchases the Offered Securities pursuant to an Exempt Resale as set forth in the letters of representation in the form of Annex A to the Offering Circular. No form of general solicitation or general advertising was used by the Issuer or any of its affiliates or any of their representatives in connection with the offer and sale of any of the Offered Securities or in connection with Exempt Resales including, but not limited to, the methods described in Rule 502(c) of Regulation D under the Act. No securities of the same class as any of the Offered Securities have been offered, issued or sold by the Issuer or any of its affiliates within the six-month period immediately prior to the date hereof.

                           (x) Neither the Issuer nor any of its "Affiliates" is a "party in interest" or a "disqualified person" with respect to any funded employee benefit plans. No condition exists or event or transaction has occurred in connection with any employee benefit plan that could result in the Issuer or any such "Affiliate" incurring any liability, fine or penalty that could, singly or in the aggregate, have a Material Adverse Effect. The terms "employee benefit plan" and "party in interest" shall have the meanings assigned to such terms in Section 3 of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder ("ERISA"), the term "Affiliate" shall have the meaning assigned to such term in Section 407(d)(7) of ERISA, and the term "disqualified person" shall have the meaning assigned to such term in section 4975 of the Internal Revenue Code of 1986, as amended, and the rules, regulations and published interpretations promulgated thereunder (the "CODE").

                           (y) None of the Transactions will violate or result in a violation of Section 7 of the Exchange Act (including, without limitation, Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R.
         Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System). Neither the Issuer nor any of the Subsidiaries is, or after giving effect to the Offering and the other Transactions contemplated by the Documents, will be (i) an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations and interpretations promulgated thereunder or (ii) subject to any Federal or state statute or regulation limiting its ability to incur or assume indebtedness for borrowed money.

                           (z) The Issuer has not dealt with any broker, finder, commission agent or other person (other than the Purchasers) in connection with the Transactions and neither the Issuer nor any of the Subsidiaries is under any obligation to pay any broker's fee or commission in connection with such transactions (other than commissions and fees to the Purchasers as set forth in the Offering Circular).

                           (aa) Except as adequately disclosed in the Offering Circular, there is (i) no unfair labor practice complaint or other proceeding pending or, to the knowledge of the Issuer after due inquiry, threatened against the Issuer or any of the Subsidiaries before the National Labor Relations Board or any state, local or foreign labor relations board or any industrial tribunal, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending or threatened, (ii) no strike, labor dispute, slowdown or stoppage pending or, to the knowledge of the Issuer after due inquiry, threatened against the Issuer or any of the Subsidiaries, and (iii) no union representation question existing with respect to the employees of the Issuer or any of the Subsidiaries, and, to the Issuer's knowledge after due inquiry, no union organizing activities are taking place, that, in the case of each of such clauses (i), (ii) or (iii) could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                           (bb) Except as adequately disclosed in the Offering Circular or as otherwise could not reasonably be likely to, singly or in the aggregate, have a Material Adverse Effect:

                                    (1) no real property or facility to be
                  owned, used, operated, leased or managed by the Issuer or any of the Subsidiaries upon consummation of the Closing (the "REAL PROPERTY") is listed or proposed for listing on the National Priorities List or the Comprehensive Environmental Response, Compensation, and Liability Information System, both promulgated under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or on any other state or local list established pursuant to any Environmental Law, and neither the Issuer nor any of the Subsidiaries has received any notification of potential or actual liability or request for information under CERCLA or any comparable state or local law;

                                    (2) no underground storage tank, or related
                  piping, is located on any of the Real Property;

                                    (3) there have been no releases (i.e., any
                  past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping, on-site or, to the knowledge of the Issuer after due inquiry, off-site) of Hazardous Materials (as defined below) by the Issuer, any of the Subsidiaries or to the knowledge of the Issuer after due inquiry, any person or entity whose liability for any such release of Hazardous Materials, the Issuer or any of the Subsidiaries has retained or assumed either contractually or by operation of law at, on, under, or migrating from or into any of the Real Property;

                                    (4) to the knowledge of the Issuer after due
                  inquiry, no person or entity whose liability the Issuer or any of the Subsidiaries has retained or assumed either contractually or by operation of law (a "THIRD PARTY"), has any liability, absolute or contingent, under any Environmental Law, which has been retained or assumed by the Issuer or any of the Subsidiaries; there is no civil, criminal or administrative Proceeding, hearing, notice of violation or deficiency, notice or demand letter pending or threatened against the Issuer or any of the Subsidiaries or, to the knowledge of the Issuer after due inquiry, any Third Party under any Environmental Law; and

                                    (5) there are no events, activities, or
                  actions by the Issuer or any of the Subsidiaries or conditions of any of the Real Property, that are reasonably likely to prevent compliance by the Issuer or any of the Subsidiaries with any Environmental Law, or that are reasonably likely to give rise to any liability under any Environmental Laws.

                                    "ENVIRONMENTAL LAWS" means all Applicable
                  Laws relating to pollution or protection of human health or the environment, including, without limitation, laws relating to (1) emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous constituents, substances or wastes, including, without limitation, asbestos or asbestos-containing materials, polychlorinated biphenyls, petroleum or any constituents relating to or arising out of any oil production activities, including crude oil or any fraction thereof, or any petroleum product or other wastes, chemicals or substances regulated by any Environmental Law (collectively referred to as "HAZARDOUS MATERIALS"), into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (2) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of Hazardous Materials, and
                  (3) underground storage tanks, and related piping, and emissions, discharges, releases or threatened releases therefrom.

                           (cc) No representation or warranty made by the Issuer, or to the knowledge of the Issuer after due inquiry, any other person in any of the Documents, was or will be, when made, inaccurate, untrue or incorrect in any material respect.

                  7 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser, severally and not jointly, represents and warrants with respect to itself that:

                           (a)   It is a QIB.

                           (b) It (i) is not acquiring the Offered Securities with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (ii) will be soliciting offers for the Offered Securities only from, and will be reoffering and reselling the Offered Securities only to (A) persons in the United States whom it reasonably believes to be

         QIBs in reliance on the exemption from the registration requirements of the Act provided by and in transactions meeting the requirements of Rule 144A, and (B) a limited number of institutional Accredited Investors that execute and deliver to the Issuer and the Purchasers a letter containing certain representations and agreements in the form attached as Annex A to the Offering Circular.

                           (c) No form of general solicitation or general advertising in violation of the Securities Act has been or will be used by such Purchaser or any of its representatives in connection with the offer and sale of any of the Offered Securities.

                           (d) In connection with the Exempt Resales, it will solicit offers to buy the Offered Securities only from, and will offer and sell the Offered Securities only to, Eligible Purchasers who, in purchasing such Offered Securities, will be deemed to have represented and agreed to the matters set forth under the caption "Notice to Investors" in the Offering Circular.

                           (e) It has all requisite power and authority to enter into, deliver and perform its obligations under this Agreement and the Registration Rights Agreements and each of this Agreement and the Registration Rights Agreements has been duly and validly authorized by it.

                  8 INDEMNIFICATION.

                           (a) The Issuer shall, without limitation as to time, indemnify and hold harmless each Purchaser and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) either Purchaser (any of such persons being hereinafter referred to as a "CONTROLLING PERSON"), and the respective officers, directors, partners, employees, representatives and agents of each Purchaser and any such controlling person, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (including, without limitation, reasonable costs and expenses incurred in connection with investigating, preparing, pursuing or defending against any of the foregoing) (collectively, "LOSSES"), as incurred, directly or indirectly caused by, related to, based upon, arising out of or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Circular (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading except to the extent any such untrue statement is based upon and made in conformity with information furnished in writing by such Purchaser expressly for use in the Offering Circular or (ii) the advice or services rendered to the Issuer pursuant to this Agreement or in connection with the Transactions or any indemnified person's actions or inactions in connection with any such advice or services; provided, that the Issuer shall not be liable to any indemnified party for any Losses that arise solely from the gross negligence or willful misconduct of such indemnified party. The Issuer shall notify the Purchasers promptly of the institution, threat or assertion of any Proceeding of which the Issuer or any Subsidiary is aware in connection with the matters addressed by this Agreement which involves the Issuer, any of the Subsidiaries or any of the indemnified parties; provided, that the failure to so notify the Purchasers shall not be actionable hereunder except to the extent (but only to the extent) that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal) that either Purchaser has been prejudiced materially by such failure. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same set of allegations or circumstances. The counsel with respect to which fees and expenses shall be so reimbursed shall be designated in writing by Jefferies & Company, Inc. in the case of parties indemnified pursuant to Section 8(a) and by the Issuer in the case of parties indemnified pursuant to Section 8(c).

                           (b) If any Proceeding shall be brought or asserted against any person entitled to indemnification hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall give prompt written notice to the indemnifying party; provided, that the failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent (but only to the extent) that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal) that the indemnifying party has been prejudiced materially by such failure. No indemnifying party shall be liable for any settlement of any Proceeding effected without its prior written consent, which consent shall not be unreasonably withheld.

                           Without the consent of the Purchasers, which consent shall not be unreasonably withheld, neither the Issuer nor any of its Subsidiaries shall consent to entry of any judgment in or enter into any settlement of any pending or threatened Proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Party is a party thereto) unless such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to each Indemnified Party of a release, in form and substance satisfactory to the Purchasers, from all Losses that may arise from such Proceeding or the subject matter thereof.

                           (c) Each of the Purchasers agrees, severally and not jointly, to indemnify and hold harmless the Issuer and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) the Issuer (any of such persons being hereinafter referred to as a "CONTROLLING PERSON"), and the officers, directors, partners, employees, representatives and agents of the Issuer and any such controlling person to the same extent as the foregoing indemnity from the Issuer to each of the Indemnified Parties, but only with respect to claims and actions based on information relating to such Purchaser in the Offering Circular that is made in reliance on and in conformity with information furnished in writing by such Purchaser expressly for use in the Offering Circular.

                           The Issuer hereby acknowledges that the statements relating to the Purchasers contained in the third and fourth paragraphs under the "Plan of Distribution" section of the Offering Circular constitute the only information furnished in writing by any of the Purchasers to the Issuer for all purposes hereof.

                           (d) If the indemnification provided for in this
         Section 8 is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section 8 would otherwise apply by its terms (other than by reason of exceptions provided in this Section 8), then each indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer, on the one hand, and the Purchasers, on the other hand, from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer, on the one hand, and the Purchasers, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Issuer, on the one hand, and the Purchasers, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuer, and the total discounts and commissions received by the Purchasers, bear to the total price of the Offered Securities in Exempt Resales in each case as set forth in the table on the cover page of the Offering Circular. The relative fault of the Issuer, on the one hand, and the Purchasers, on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuer, on the one hand, or the Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an Indemnified Party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any Proceeding, to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 8 was available to such party.

                           Each party hereto agrees that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(d), the Purchasers shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the total discounts and commissions received by them with respect to the Offered Securities exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.


                           (e) The indemnity and contribution agreements contained in this Section 8 are in addition to any liability that any party hereto may otherwise have to the Indemnified Parties.

                           9   CONDITIONS.

                           (a) The obligation of the Purchasers to purchase the Offered Securities under this Agreement is subject to the satisfaction or waiver of each of the following conditions:

                                    (i) All the representations and warranties
                  of the Issuer in this Agreement shall be true and correct in all material respects (other than representations and warranties with a materiality qualifier, which shall be true and correct as written) at and as of the Closing Date after giving effect to the Transactions with the same force and effect as if made on and as of such date. On or prior to the Closing Date, the Issuer shall have performed or complied in all material respects with all of the agreements and satisfied in all material respects all conditions on its part to be performed, complied with or satisfied pursuant to the Documents; and nothing shall have come to the attention of the Issuer to lead it to believe that any other party to the Documents (other than the Purchasers) has not performed or complied in all material respects with all of the agreements and satisfied in all material respects all conditions on their respective parts to be performed, complied with or satisfied pursuant to the Documents.

                                    (ii) The Offering Circular shall have been
                  printed and copies made available to the Purchasers not later than 12:00 noon, New York City time, on the first business day following the date of this Agreement or at such later date and time as the Purchasers may approve.

                                    (iii) No injunction, restraining order or
                  order of any nature by a Governmental Authority shall have been issued as of the Closing Date that would prevent or interfere with the consummation of any of the Transactions; and no stop order suspending the qualification or exemption from qualification of any of the Offered Securities in any jurisdiction shall have been issued and no Proceeding for that purpose shall have been commenced or be pending or contemplated.

                                    (iv) No action shall have been taken and no
                  Applicable Law shall have been enacted, adopted or issued that would, as of the Closing Date, prevent the consummation of any of the Transactions. No Proceeding shall be pending or threatened other than Proceedings that (A) if adversely determined could not, singly or in the aggregate, adversely affect the issuance or marketability of the Offered Securities and (B) could not reasonably be expected to have a Material Adverse Effect.

                                    (v) Since the date as of which information
                  is given in the Offering Circular, there shall not have been any Material Adverse Change.

                                    (vi) The Securities shall have (A) been
                  designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the PORTAL market, and (B) received a rating of B+ and B1 from Standard & Poor's Corporation and Moody's Investors Services, Inc., respectively, which ratings shall not have been altered.

                                    (vii) The Purchasers shall have received on
                  the Closing Date (A) certificates dated the Closing Date, signed by (1) the Chief Executive Officer and (2) the principal financial or accounting officer of the Issuer, on behalf of the Issuer, (x) confirming the matters set forth in paragraphs (i) through (v) of this Section 9(a) and (y) certifying as to such other matters as the Purchasers may reasonably request, (B) a certificate, dated the Closing Date, signed by the Secretary of the Issuer, certifying such matters as the Purchasers may reasonably request, and (C) a certificate, dated the Closing Date, signed by the principal financial or accounting officer of the Issuer substantially in the form previously approved by the Purchasers.

                                    (viii) The Purchasers shall have received,
                  on the Closing Date, an opinion and a letter (each reasonably satisfactory in form and substance to the Purchasers and counsel to the Purchasers), dated the Closing Date, of Dechert Price & Rhoads, special counsel to the Issuer, substantially in the form of Exhibits A-1 and A-2 hereto.

                                    (ix) The Purchasers shall have received on
                  the Closing Date an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, in form and substance reasonably satisfactory to the Purchasers covering such matters as are customarily covered in such opinions.

                                    (x) The Purchasers and the Issuer shall have
                  received from Price Waterhouse LLP (i) a customary comfort letter, dated the date of the Offering Circular, in form and substance reasonably satisfactory to the Purchasers, with respect to the financial statements and certain financial information contained in the Offering Circular, and (ii) a customary comfort letter, dated the Closing Date, in form and substance reasonably satisfactory to the Purchasers, to the effect that they reaffirm the statements made in the letter furnished pursuant to clause (i), except that the specified date referred to shall be a date not more than five days prior to the Closing Date.

                                    (xi) The Documents shall have been executed
                  and delivered by all parties thereto and the Purchasers shall have received a fully executed original of each Document.

                                    (xii) On or prior to the Closing Date, the
                  Transactions shall have been duly consummated; provided, that the Acquisition shall be deemed to have been consummated if the only remaining step required for such consummation is the payment of the purchase price therefor. The Purchasers shall have received copies of all opinions, certificates, letters and other documents delivered under or in connection with the Transactions, including without limitation the Asset Purchase Agreement, and letters to the effect that the Purchasers may rely on such opinions, as if addressed to the Purchasers.

                                    (xiii) Counsel to the Purchasers shall have
                  been furnished with such documents as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 9 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                           (b) The obligation of the Issuer to sell the Offered Securities under this Agreement is subject to the satisfaction or waiver of each of the following conditions:

                                    (i) The Purchasers shall have delivered
                  payment to the Issuer for the Offered Securities pursuant to Sections 2 and 4 of this Agreement.

                                    (ii) All of the representations and
                  warranties of the Purchasers in this Agreement shall be true and correct in all material respects at and as of the Closing Date, with the same force and effect as if made on and as of such date. On or prior to the Closing Date, the Purchasers shall have performed or complied with all of the agreements and satisfied all conditions on their part to be performed, complied with or satisfied pursuant to this Agreement.

                                    (iii) No injunction, restraining order or
                  order of any nature by a Governmental Authority shall have been issued as of the Closing Date that would prevent or interfere with the issuance and sale of the Offered Securities; and no stop order suspending the qualification or exemption from qualification of any of the Offered Securities in any jurisdiction shall have been issued and no Proceeding for that purpose shall have been commenced or be pending or contemplated as of the Closing Date. No action shall have been taken and no Applicable Law shall have been enacted, adopted or issued that would, as of the Closing Date, prevent the issuance or sale of the Offered Securities.

                  10 TERMINATION. The Purchasers may terminate this Agreement at any time prior to the Closing Date by written notice to the Issuer if any of the following has occurred:

                           (a) since the date as of which information is given in the Offering Circular, any material adverse effect or development involving a prospective adverse effect on the properties, business, prospects, operations or condition (financial or otherwise), of the Issuer or any Subsidiary, whether or not arising in the ordinary course of business, that could, in the Purchasers' judgment, (i) make it impracticable or inadvisable to proceed with the offering or delivery of the Offered Securities on the terms and in the manner contemplated in the Offering Circular or (ii) materially impair the investment quality of any of the Securities;

                           (b) the failure of the Issuer to satisfy the conditions contained in Section 9(a) hereof on or prior to the third business day following the date of this Agreement;

                           (c) any outbreak or escalation of hostilities or other national or international calamity or crisis or material adverse change in economic conditions in or the financial markets of the United States, if the effect of such outbreak, escalation, calamity, crisis or material adverse change in the economic conditions in or in the financial markets of the United States could make it, in the Purchasers' judgment, impracticable or inadvisable to market or proceed with the offering or delivery of the Offered Securities on the terms and in the manner contemplated in the Offering Circular or to enforce contracts for the sale of any of the Offered Securities;

                           (d) the suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market or any setting of limitations on prices for securities on any such exchange or NASDAQ National Market;

                           (e) any securities of the Issuer shall have been downgraded or placed on any "watch list" for possible downgrading by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 431(g)(2) under the Act; or

                           (f) the declaration of a banking moratorium by any Governmental Authority; or the taking of any action by any Governmental Authority after the date hereof in respect of its monetary or fiscal affairs that in the Purchasers' opinion could have a material adverse effect on the financial markets in the United States.

                  If this Agreement shall be terminated by the Purchasers pursuant to clause (b) of this Section 10 or because of the failure or refusal on the part of the Issuer to comply with the terms or to fulfill any of the conditions of this Agreement, the Issuer shall promptly reimburse the Purchasers for all reasonable out-or-pocket expenses incurred by the Purchasers in connection with this Agreement. Without limiting the foregoing, notwithstanding any termination of this Agreement, the Issuer shall be liable for all expenses that it has agreed to pay (i) pursuant to Section 5(f) hereof and (ii) pursuant to Section 8 hereof.

                  11 DEFAULT BY PURCHASER. If any of the Purchasers shall fail or refuse to purchase the Offered Securities that it has agreed to purchase hereunder on the Closing Date and arrangements satisfactory to the other Purchaser and the Issuer for the purchase of such Offered Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Purchaser or the Issuer, except as otherwise provided in Section 10 hereof. Nothing herein shall relieve a defaulting Purchaser from liability for its default.

                  12   MISCELLANEOUS.

                           (a) Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Issuer, 172 Trade Street, Lexington, Kentucky 40511, Attention: Chief Executive Officer, with a copy to Dechert Price & Rhoads, 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, Pennsylvania 19103-2793,
         Attention: Christopher G. Karras and (ii) if to the Purchasers, to Jefferies & Company, Inc., 11100 Santa Monica Boulevard, 10th Floor, Los Angeles, California 90025, Attention: Jerry M. Gluck, Esq., with a copy to (a) Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention: Phil Berney, and (b) Skadden, Arps, Slate, Meagher & Flom LLP, 300 S. Grand Avenue, Suite 3400, Los Angeles, California 90071, Attention: Michael A. Woronoff (provided, that any notice pursuant to Section 8 hereof will be mailed, delivered, telegraphed or telecopied and confirmed to the party to be notified and its counsel), or in any case to such other address as the person to be notified may have requested in writing.

                           (b) This Agreement has been and is made solely for the benefit of and shall be binding upon the Issuer, the Purchasers and, to the extent provided in Section 8 hereof, the controlling persons, officers, directors, partners, employees, representatives and agents referred to in Section 8 and their respective heirs, executors, administrators, successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "SUCCESSORS AND ASSIGNS" shall not include a purchaser of any of the Offered Securities from the Purchasers merely because of such purchase. Notwithstanding the foregoing, it is expressly understood and agreed that each purchaser who purchases Offered Securities from either Purchaser is intended to be a beneficiary of the Issuer's covenants contained in the Registration Rights Agreements to the same extent as if the Securities were sold and those covenants were made directly to such purchaser by the Issuer, and each such purchaser shall have the right to take action against the Issuer to enforce, and obtain damages for any breach of, those covenants.

                           (c) THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE ISSUER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE ISSUER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE ISSUER IRREVOCABLY CONSENTS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE ISSUER AT THE ADDRESS SET FORTH HEREIN, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY OF THE PURCHASERS TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE ISSUER IN ANY OTHER JURISDICTION.

                           (d) This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

                           (e) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           (f) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                           (g) This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given; provided, that the same are in writing and signed by each of the signatories hereto.

                           (h) The indemnities, contribution and expense reimbursement provisions set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery and payment for the Offered Securities, regardless of
         (i) any investigation, or statement as to the results thereof, made by or on behalf of any party hereto, (ii) acceptance of the Offered Securities, and payment for them hereunder, and (iii) any termination of this Agreement.

                  Please confirm that the foregoing correctly sets forth the agreement between the Issuer and the Purchasers.

                                         Very truly yours,

                                         CLARK MATERIAL HANDLING COMPANY



                                         By: /s/ Joseph F. Lingg
                                            ------------------------------------
                                            Name: Joseph F. Lingg
                                            Title: Vice President Finance



         Accepted and Agreed to:

         JEFFERIES & COMPANY, INC.


         By: /s/ M. Brent Stevens
            ------------------------------------
              Name: M. Brent Stevens
              Title: Managing Director

         BEAR, STEARNS & CO. INC.


         By: /s/ James B. Nish
            ------------------------------------
              Name: James B. Nish
              Title: Senior Managing Director

                  EXHIBIT A


                  [ATTACH DECHERT PRICE & RHOADS OPINION AS A-1 AND 10b-5 LETTER AS A-2]

                                   SCHEDULE A


                                               Principal Amount of               Liquidation Preference of
         Purchaser                                    Notes                      Senior Preferred Stock
         ---------                                    -----                      ----------------------

Jefferies & Company, Inc.                        $  12,000,000                       $ 12,000,000
Bear, Stearns & Co. Inc.                             8,000,000                          8,000,000
                                                 -------------                       ------------
         Total                                   $  20,000,000                       $ 20,000,000

                                       1